SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                           HIGH COUNTRY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                       [HIGH COUNTRY BANCORP LETTERHEAD]



                                 October 2, 2002




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of High Country Bancorp, Inc. to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Tuesday, October 29, 2002 at 5:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 2002 fiscal year. Directors and officers of the Company will be available to respond to any questions stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                          Sincerely,

                                          /s/ Larry D. Smith

                                          Larry D. Smith
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201
                                 (719) 539-2516

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 29, 2002
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of High Country Bancorp, Inc. (the "Company"), will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado, at 5:00 p.m., local time, on Tuesday, October 29, 2002.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2002, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Richard A. Young

                                RICHARD A. YOUNG
                                SECRETARY
Salida, Colorado
October 2, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 29, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of High Country Bancorp, Inc. (the "Company") to be used at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Tuesday, October 29, 2002, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about October 2, 2002.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 30, 2002 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 905,409 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                                                                 PERCENT OF SHARES
NAME AND ADDRESS                                AMOUNT AND NATURE OF              OF COMMON STOCK
OF BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP(1)              OUTSTANDING
-------------------                            -----------------------           -----------------
High Country Bancorp, Inc.                         101,894  (2)                       11.25%
Employee Stock Ownership Plan ("ESOP")
7360 West US Highway 50
Salida, Colorado  81201

Donald Leigh Koch                                   91,482  (3)                       10.10
4 Muirfield Lane
St. Louis, Missouri 63141

Larry D. Smith                                      84,613  (4)                        8.98
413 Poncha Boulevard
Salida, Colorado  81201

Scott G. Erchul                                     53,157  (5)                        5.69
27100 CR 342
Buena Vista, Colorado  81211

MidCountry Financial Corp.                          45,595  (6)                        5.04
P.O. Box 4164
Macon, Georgia  31208

All Directors and Executive Officers               294,420  (7)                       29.02
  as a Group (6 persons)

_____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Glenn, Young and Harsh vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 48,994 shares had been allocated.
(3) Based on Amendment No. 4 to Schedule 13G filed on March 8, 2002. Includes shares beneficially owned by Mr. Koch and his spouse and by Koch Asset Management, L.L.C., an investment advisor to various individual clients. Mr. Koch is sole Managing Member of Koch Asset Management, L.L.C.
(4) Includes 36,368 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date.
(5) Includes 29,095 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date.
(6)  Based on a Schedule 13D filed on September 9, 2002.
(7) Includes 109,103 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date. Excludes shares with respect to which Directors Glenn, Young and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 101,894 shares under the ESOP, 3,339 shares under the Management Recognition Plan and 3,920 shares under the 401(k) plan. Unallocated shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of five members. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting in order to keep the number of directors in each class equal, two directors will be elected for terms expiring at the Annual Meeting to be held in the year 2005. The Board of Directors has nominated Directors Richard A. Young and Larry D. Smith, each to serve a term of three years, or until their successors are elected and qualified. Under Colorado law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

     Unless a contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute(s) as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

     The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, High Country Bank (the "Bank"), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company in August 1997 and remained as such following the conversion of the Bank from mutual to stock form on December 11, 1997. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                   SHARES OF
                                            YEAR FIRST                             COMMON STOCK
                                            ELECTED AS                             BENEFICIALLY
                          AGE AT THE         DIRECTOR        CURRENT TERM          OWNED AT THE       PERCENT OF
       NAME               RECORD DATE       OF THE BANK        TO EXPIRE           RECORD DATE (1)      CLASS
       ----               -----------       -----------      -------------         ---------------    ----------

                                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005
Richard A. Young             48                1992              2002                  30,982  (2)        3.40%
Larry D. Smith               45                1987              2002                  84,613             8.98

                                                    DIRECTORS CONTINUING IN OFFICE

Timothy R. Glenn             45                1991              2003                  41,749  (2)        4.57
Philip W. Harsh              57                1995              2004                  44,211  (2)        4.84
Scott G. Erchul              40                1997              2004                  53,157             5.69

____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power. Amounts shown include 7,273, 36,368, 7,273, 7,273 and 29,095 shares which may be acquired by Directors Young, Smith, Glenn and Harsh, Erchul, respectively, upon the exercise of options exercisable within 60 days of the Record Date.
(2) Excludes shares with respect to which Directors Young, Glenn and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 101,894 shares under the ESOP, 3,339 shares under the Management Recognition Plan and 3,920 shares under the 401(k) plan. Unallocated ESOP shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 48,994 shares had been allocated. Shares held in the MRP Trust are voted in the same proportion as the shares held by the ESOP are voted, and shares held in the 401(k) plan are voted as directed by the plan participants.

     The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

     RICHARD A. YOUNG currently serves as Secretary and Treasurer of the Company and the Bank. He has served as a Director of the Bank since 1992. He is a Certified Public Accountant and a partner in the accounting firm of Swartz & Young P.C. He is a high school football coach, treasurer and board member of the local Pop Warner Football League, and treasurer of Support our Schools Salida nonprofit organization.

     LARRY D. SMITH currently serves as President and Chief Executive Officer of the Company and the Bank. Mr. Smith became President of the Bank in 1991 and has been a Director of the Bank since 1987. From 1978 to 1991, he served as Controller of the Bank. He is active in the Salida school system and youth sports by serving as a coach for various sports teams and by serving on the High School Building Accountability and Business Advisory Committees. He is also involved with several organizations which promote the academic and athletic development of the youth of Salida.

     TIMOTHY R. GLENN has served as a Director of the Bank since 1991. He is the Funeral Director and Owner of the Lewis & Glenn Funeral Home and the Coroner for Chaffee County, Colorado. His civic activities include the Salida Rotary Club, Elks Lodge, 4-H Club and the St. Joseph Catholic Church. He has also served as President and a member of the Board of Directors of the Colorado Association of Cemeteries.

     PHILIP W. HARSH is a retired insurance executive and part-time consultant and has been a Director of the Bank since 1995. Also, he has served as President of the ruling group for the Salida Public Golf Course and is past president of the Independent Insurance Agents of Colorado.

     SCOTT G. ERCHUL has been a member of the Board of Directors of the Bank since 1997. He currently serves as Vice President of the Company and the Bank, and has been Vice President of the Bank since 1991. His past and current community involvement include the Rotary Club, Academic Booster Club committee member and youth sports coach for football, baseball and soccer.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2002, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company held while he was a member during the year ended June 30, 2002 and the total number of meetings held by committees on which he served during such fiscal year.

     The Compensation Committee consists of the full Board of Directors and discusses compensation matters as required. The Board of Directors met two times as the Compensation Committee during the year ended June 30, 2002.

     The Board of Directors' Audit Committee consists of Directors Harsh, Glenn and Young. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During the year ended June 30, 2002, the Audit Committee met five times to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     The Company's Nominating Committee consists of the entire Board of Directors and is responsible for considering potential nominees to the Board of Directors. The Board, in its capacity as the Nominating Committee, met once during the year ended June 30, 2002. In its deliberations, the nominating committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors' Fees. The Company's directors receive fees of $1,500 per month. This fee includes any Audit or Nominating Committee meeting. Non-employee directors receive $100 per committee meeting attended, and all directors receive $200 per High Country Title and Escrow Company meeting attended. During fiscal year 2002, the Company's directors' fees totaled $77,800.

     Long-Term Incentive Plan. The Bank maintains the Salida Building and Loan Association Long-Term Incentive Plan (the "LTIP") for the benefit of its directors. Under the LTIP, on each June 30 each director has his or her account credited with an amount equal to the product of $12,000 and a factor determined based on the Company's performance, which factor may range from 0 to 1.2. Amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the LTIP, each participant's account will be credited with a rate of return on any amounts previously credited. This rate of return equals the highest rate of interest paid by the Bank on certificates of deposit having a term of one year. Alternatively, participants may elect that rate of return will equal the dividend-adjusted rate of return on the Company's common stock.

     In the event of an Employee Director's disability or death, his account will be credited with an amount equal to the difference (if any) between (i) 50% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his termination. If his employment terminates in connection with or following a change in control, his account will be credited with an amount equal to the difference (if any) between (i) 100% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Association to age 65, and (ii) the benefits which are actually credited to his account at the time of his termination, subject to applicable "golden parachute" limitations under Sec. 280G of the Internal Revenue Code. "Change in control" is defined the same as under the Employment Agreements described above.

     Participants' accounts under the LTIP will be paid, in cash, in ten substantially equal annual installments, beginning during the first quarter of the calendar year following the calendar year in which the participant ceases to be a director. Notwithstanding the foregoing, a participant may elect to receive LTIP benefits in a lump sum or over a period shorter than ten years. In the event of a participants' death, the balance of his LTIP account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary, or if none, his estate. During the year ended June 30, 2002, the Bank credited $14,400 to the accounts of each of Directors Young, Smith, Glenn, Harsh and Erchul under the LTIP.

     Equity Compensation Plans. Directors are also eligible to participate in the Company's stock option plan and management recognition plan. During the year ended June 30, 2002 no awards were made to directors under these plans.

--------------------------------------------------------------------------------
                    EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last three fiscal years awarded to or earned by the Company's Chief Executive Officer and Vice President. No other executive officer of the Company earned salary and bonus in fiscal year 2002 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                     ANNUAL COMPENSATION
                                            --------------------------------------

                               FISCAL                                OTHER ANNUAL            ALL OTHER
NAME                           YEAR         SALARY       BONUS      COMPENSATION(1)        COMPENSATION
----                           ------       ------       -----      ---------------        ------------
Larry D. Smith                 2002        $116,000      $52,788       $14,600              $86,266 (2)
Chief Executive Officer        2001         105,000       31,550        12,000               73,282
                               2000          96,000       13,850        12,000               57,274

Scott G. Erchul                2002        $ 77,500      $28,075       $14,600              $69,626 (3)
Vice President                 2001          70,400       17,500        12,000               51,753
                               2000          64,400        8,300        12,000               40,384

____________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 2002 did not exceed 10% of each of the executive officer's salary and bonus. Amounts shown represent compensation for serving on the Board of Directors.
(2) Consists of contributions for Mr. Smith's benefit of: (i) $14,400 in the LTIP, (ii) 1,326 ESOP shares valued at $25,260 as of June 30, 2002, and
     (iii) 2,478 shares in the Company's Management Recognition Plan Trust, which vested during fiscal 2002 and were valued at $47,206 as of June 30, 2002.
(3) Consists of contributions for Mr. Erchul's benefit of: (i) $14,400 in the LTIP, (ii) 916 ESOP shares valued at $17,450 as of June 30, 2002, and (iii) 1,983 shares in the Company's Management Recognition Plan Trust, which vested during fiscal 2002 and were valued at $37,776 as of June 30, 2002.

     Year-End Option Values. The following table sets forth information concerning the value as of June 30, 2002 of options held by the executive officers named in the Summary Compensation Table set forth above. No options were granted to or exercised by the named executive officer during fiscal year 2002.

                                       NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                                     OPTIONS AT FISCAL YEAR-END                AT FISCAL YEAR-END (1)
                                   -----------------------------           ----------------------------
NAME                               EXERCISABLE     UNEXERCISABLE           EXERCISABLE    UNEXERCISABLE
----                               -----------     -------------           -----------    -------------
Larry D. Smith                        36,368              --               $ 215,480      $     --
Scott G. Erchul                       29,095              --                 172,388            --

______________
(1) Based on the difference between the fair market value of the underlying Common Stock of $19.05 as quoted on the Nasdaq SmallCap Market on June 30, 2002 and the exercise price of $13.125 per share.

     No options held by any executive officer of the Company repriced during the past ten full fiscal years.

     Employment Agreements. The Company and the Bank have entered into employment agreements (the "Employment Agreements") under which Larry D. Smith serves as President and Chief Executive Officer and Scott G. Erchul serves as
Vice President of the Bank and the Company (the "Employees"). In such capacities, Mr. Smith and Mr. Erchul are responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. The Boards believe that the Employment Agreements assure fair treatment of the Employees in their careers with the Company and the Bank by assuring them of some financial security.

     Each Employment Agreement provides for a term of three years expiring on August 13, 2004, with an annual base salary equal to the Employee's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of each Employment Agreement, the term of the Employee's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that his performance has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreements provide the Employees with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. As of June 30, 2002, the base salaries under Mr. Smith's and Mr. Erchul's contracts were $116,000 and $77,500, respectively. The Employment Agreements terminate upon an Employee's death, may terminate upon his disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates either Employee without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12 month's salary and, at his election, either continued participation in benefit plans which he would have been eligible to participate in through the Employment Agreement's expiration date or the cash equivalent thereof. If an Employment Agreement is terminated due to an Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of his disability. In the event of an Employee's death during the term of his Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which his death occurred. The Employees are able to voluntarily terminate their Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case they are entitled to receive only their compensation, vested rights, and benefits up to the date of termination.

     In the event of (i) either Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the Employment Agreement (the "Protected Period"), (ii) the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by him, or (iii) his voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, he will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that he receives on account of the change in control.

     "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's Directors,
(iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Board as to whether a Change in Control has occurred is conclusive and binding.

     The payments that would be made to Mr. Smith or Mr. Erchul assuming their termination of employment under the foregoing circumstances at June 30, 2002 would have been approximately $404,452 and $284,665, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Mr. Smith or Mr. Erchul prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to his Employment Agreement, he will be reimbursed for his legal and other expenses.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank offers loans to its directors and officers. By law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2002, the Bank's loans to directors and executive officers totaled $1,018,000, or 6.31% of the Company's stockholders' equity, at that date. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features.


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Grimsley, White & Company, which was the Company's independent auditors for the 2002 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2003 fiscal year. A representative of Grimsley, White & Company is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2002 with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and discussed with the independent accountants the independent accountants' independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2002 be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002.

                                  Members of the Audit Committee

                                  Philip W. Harsh
                                  Timothy R. Glenn
                                  Richard A. Young

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2002, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2002 were $52,867, which were paid to Grimsley, White & Company.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grimsley, White & Company to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2002.

ALL OTHER FEES

     For the fiscal year ended June 30, 2002, the Company paid no other fees to Grimsley, White & Company for services other than audit services.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements, except that Chief Financial Officer DeLay reported one transaction late on Form 4.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2002 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 14, 2002. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 7360 West US Highway 50, Salida, Colorado 81201 no later than June 4, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HIGH COUNTRY BANCORP, INC., 7360 WEST US HIGHWAY 50, SALIDA, COLORADO 81201.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Richard A. Young

                                RICHARD A. YOUNG
                                SECRETARY
Salida, Colorado
October 2, 2002

                                 REVOCABLE PROXY
                           HIGH COUNTRY BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 29, 2002
--------------------------------------------------------------------------------


     The undersigned hereby appoints Timothy R. Glenn, Philip W. Harsh and Scott
G. Erchul powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of High Country Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Tuesday, October 29, 2002 at 5:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                                                             VOTE
                                                                         FOR               WITHHELD
                                                                         ---               --------
       1.  The election as directors of all the  nominees listed below
            (except as marked to the contrary below).

            Richard A. Young                                             [  ]                [  ]
            Larry D. Smith                                               [  ]                [  ]

           INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR  ANY
           INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON
           THE LINE PROVIDED BELOW.

           _________________________________________

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, dated October 2, 2002, and an Annual Report to Stockholders for the 2002 fiscal year.

Dated:____________________________, 2002




______________________________          _______________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


______________________________          _______________________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------